NOTICE OF GUARANTEED DELIVERY

                    CHUKCHANSI ECONOMIC DEVELOPMENT AUTHORITY



                            Offer for all outstanding
                     14 1/2% Series A Senior Notes due 2009
                                 in exchange for
                     14 1/2% Series B Senior Notes due 2009
                           which have been registered
                  under the Securities Act of 1933, as amended

                Pursuant to the Prospectus, dated          , 2003


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  |     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON   |
  |           , 2003 UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO       |
  |   5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.                  |
   ---------------------------------------------------------------------------


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Chukchansi Economic Development Authority (the "Authority"), a wholly-owned enterprise of the Picayune Rancheria of Chukchansi Indians (the "Tribe") made pursuant to the Prospectus, dated , 2003 (the "Prospectus"), if certificates for the outstanding 14 1/2% Series A Senior Notes due 2009 of the Authority (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank, N.A., as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.


                  The Exchange Agent for the Exchange Offer is:
                                 U.S. Bank, N.A.

 By Hand and Overnight Delivery                         By Facsimile
      or Certified Mail:                       (for Eligible Institutions Only):

       180 East Fifth Street                           (651) 244-0711
       Saint Paul, MN 55101
 Attn: Corporate Trust Department

                                                    To Confirm by Telephone:

                                                        (651) 244-8677

         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Medallion Signature Guarantor" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Authority, upon the terms and subject to the conditions set forth in the
Prospectus, dated         , 2003, and the related Letter of Transmittal,
receipt of each of which the undersigned hereby acknowledges, the aggregate principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in the Letter of Transmittal and under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.


 -----------------------------------------------------------          ---------------------------------------------------------
|                                                           |        | PLEASE SIGN HERE                                        |
|                                                           |        |                                                         |
|-----------------------------------------------------------|        |                                                         |
|Aggregate Principal Amount of Existing Notes Tendered      |        |                                                         |
|(must be in integral multiples of $1,000)                  |        | X                                                       |
|                                                           |        | --------------------------------------------------------|
|                                                           |        |                                                         |
|                                                           |        | X                                                       |
|-----------------------------------------------------------|        | --------------------------------------------------------|
|Name(s) of Holders                                         |        |  Signature(s)                                      Date |
|                                                           |        |  of Owner(s)                                            |
|                                                           |        |  or                                                     |
|                                                           |        |  Authorized                                             |
|                                                           |        |  Signatory                                              |
|                                                           |        |                                                         |
|                                                           |        |                                                         |
|                                                           |        |                                                         |
|                                                           |        |                                                         |
|                                                           |        |---------------------------------------------------------|
|---------------------------------------------------------- |        |             Area Code and Telephone Number              |
|Name of Eligible Guarantor Institution Guaranteeing        |        |                                                         |
|Delivery                                                   |        |                                                         |
|                                                           |        | Must be signed by the holder(s) of the                  |
|                                                           |        | Existing Notes being tendered as the name(s)            |
|                                                           |        | appear(s) on the certificates evidencing such           |
|                                                           |        | Existing Notes or on a security position                |
|                                                           |        | listing, or by person(s) authorized to become           |
|Provide the following information for Existing Notes       |        | registered holder(s) by endorsement and                 |
|certificates to be delivered to the Exchange Agent:        |        | documents transmitted with this Notice of               |
|                                                           |        | Guaranteed Delivery. If signature is by a               |
|                                                           |        | trustee, executor, administrator, guardian,             |
|                                                           |        | attorney-in-fact, officer or other person               |
|                                                           |        | acting in a fiduciary or representative                 |
|                                                           |        | capacity, such person must set forth his or             |
|                                                           |        | her full title below. Please print name(s)              |
|                                                           |        | and address(es).                                        |
|                                                           |        |                                                         |
|-----------------------------------------------------------|        |                                                         |
|Certificate Numbers for Existing Notes Tendered            |        |                                                         |
|                                                           |        |                                                         |
|                                                           |        |                                                         |
|                                                           |        |                                                         |
|Provide the following information for Existing Notes to    |        |                                                         |
|be tendered by book-entry delivery:                        |        |                                                         |
|                                                           |        | --------------------------------------------------------|
|                                                           |        |                                                         |
|                                                           |        |                                                         |
|-----------------------------------------------------------|        | --------------------------------------------------------|
|Name of Tendering Institution                              |        | Name(s):                                                |
|                                                           |        |                                                         |
|                                                           |        |                                                         |
|-----------------------------------------------------------|        | --------------------------------------------------------|
|DTC Account Number                                         |        | Capacity:                                               |
|                                                           |        |                                                         |
|All authority herein conferred or agreed to be conferred   |        |                                                         |
|shall survive the death or incapacity of the undersigned,  |        | ___________________________________________             |
|and every obligation of the undersigned hereunder shall    |        | ___________________________________________             |
|be binding upon the heirs, personal representatives,       |        | ___________________________________________             |
|successors and assigns of the undersigned.                 |        | ___________________________________________             |
|                                                           |        | Address(es):                                            |
|                                                           |        |                                                         |
 -----------------------------------------------------------         ----------------------------------------------------------


                                   GUARANTEE

                   (Not To Be Used For Signature Guarantees)

         The undersigned, a firm or other entity identified in Rule l7Ad-15 under the United States Securities Exchange Act of 1934, as amended, as an "Eligible Guarantor Institution," which definition includes: (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);
(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Act; (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act); (iv) National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Act; and (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance
Act), hereby guarantees to deliver to the Exchange Agent, within three New York Stock Exchange trading days after the date of execution of this Notice, the Existing Notes tendered hereby, either: (a) by book-entry transfer, to the account of the Exchange Agent at DTC, pursuant to the procedures for book-entry delivery set forth in the Offering Circular, together with an Agent's Message or one or more properly completed, dated and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other required documents, or (b) by delivering certificates representing the Existing Notes tendered hereby, together with the properly completed, dated and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, and any other required documents.

         The undersigned acknowledges that it must deliver the Existing Notes tendered hereby, either (i) by book-entry transfer into the account of the Exchange Agent at DTC, together with an Agent's Message, or the Letter of Transmittal (or a manually signed facsimile copy thereof), and any required signature guarantees and other required documents, or (ii) by delivering to the Exchange Agent certificates representing the Existing Notes tendered hereby, together with the Letter of Transmittal (or a manually signed facsimile copy thereof), and any required signature guarantees and other required documents, in either case, within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                             (Please Type or Print)



------------------------------------         ----------------------------------
            (Firm Name)                            (Authorized Signature)


------------------------------------         ----------------------------------
                                             (Print or Type Name of Signatory)

------------------------------------
           (Firm Address)
                                             ----------------------------------
                                                          (Title)
------------------------------------
  (Area Code and Telephone Number
                                             ----------------------------------
          and Fax Number)                                  (Date)

DO NOT SEND PHYSICAL CERTIFICATES REPRESENTING EXISTING NOTES WITH THIS NOTICE. SUCH PHYSICAL CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A
            PROPERLY COMPLETED AND EXECUTED LETTER OF TRANSMITTAL.




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